Exhibit 10-9

                                Industrial Lease

1. Parties. This Lease, dated, for reference purposes only, August 26, 2000 is made by and between Realty Income Corporation, a Maryland corporation dba Silverton Business Center (herein called "Lessor") and John Castiglione dba Viper Networks (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California, commonly known as 7950 Silverton Avenue, Suite 102 and described as approximately 920 square fee of improved industrial space. Said real property, including the land and all improvements therein, is herein called "the Premises."

3. Term.

         3.1. Term. The term of this Lease shall be for month-to-month commencing on September 1, 2002 (the "Commencement Date") and ending on month-to-month (the "Termination Date") unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee on the Commencement Date, Lessor shall not be subject to any liability therefore nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3. Early Possession. If Lessee occupies the Premises prior o the Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the Termination Date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent.

         4.1. Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $828.00 in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $662.00 as rent for the period from September 7, 2002 through September 30, 2002.

This lease is a month-to-month tenancy and may terminated upon either Lessor or Lessee giving the other party 30 days written notice of that party's desire to terminate the tenancy.

Rent for any period during the term hereof which is for less than (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful month of the United States to Lessor at the address stated herein or to such other periods or at such other places as Lessor may designate in writing.

         4.2. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing, accounting and administrative charges. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provisions of this Lease to the contrary.

         4.3. Dishonored Checks. In the event any payment, including, but not limited to rent payments due under this Lease, is dishonored by Lessee's financial institution, Lessor shall be entitled to recover any and all charges assessed to Lessor by Lessor's financial institution in addition to the face amount of said dishonored check. Any payments thereafter shall only be accepted by Lessor in the form of a Cashier's Check or Money Order.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $1,656.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in Paragraph 4.1 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use to Lessee (or, at Lessee's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days after the expiration f the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. The $1,684.00 security despot that was paid for lease dated 10/3/00 will be transferred and used for damages against this lease. The difference of $28.00 will be applied to September rent.

6. Use.

         6.1. Use. The Premises shall be used and occupied only for consulting as permitted in M1-B zoning or any other use which is reasonably comparable and for no other purpose.

         6.2      Compliance with Law.

                  (a) Lessor warrants to Lessee that the Premises, in its state existing on the Commencement Date, but without regard to the use for which Lessee will use the Premises does not violate any covenants or restrictions of record or any applicable building code, regulation or ordinance in effect on such Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six (6) months from the Commencement Date, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this Paragraph 6.2(a) shall be of no force or effect if, prior to the Commencement Date, Lessee was the owner or occupant of the Premises and in such event, Lessee shall correct any such violation at Lessee's sole cost.

                  (b) Except as provided in Paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants, and restrictions of record and requirements in effect during the term or any part of the term hereof, regulating the use of Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to crease waste or a nuisance or, if there shall be more than one (1) tenant in the building containing the Premises, shall tend to disturbed such other tenants.

         6.3. Condition of Premises.

                  (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the Premises shall be in good operating condition on the Commencement Date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, as Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Commencement Date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this Paragraph 6.3(a) shall be of no force or effect if prior to the Commencement Date, Lessee was the owner or occupant of the Premises.

                  (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and any covenants or restrictions of record and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations.

         7.1. Lessor's Obligations. Subject to the provisions of paragraphs 6,
7.2 and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor at Lessor's expense shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to pay such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

         7.2      Lessee's Obligations.

                  (a) Subject to the provisions of Paragraphs 6, 7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment with the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass and skylights, located within the Premises.
                  (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other paragraph of this lease, Lessor may at Lessor's option enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

                  (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

         7.3.     Alterations and Additions

                  (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises except for non-structural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this paragraph 7.3, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and material men's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                  (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the appropriate governmental agencies, and the furnishing of a copy thereof to Lessor prior to the commencement of the work and compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                  (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or material men's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it to its best interest to do so.

                  (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provision of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises to that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.       Insurance; Indemnity.

         8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The policy shall insurance performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor but not Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000,000 per occurrence.

         8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk," as such term is used in the insurance industry), but not plate glass insurance. In addition the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one (1) year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

         8.4      Deleted

         8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of Best's Insurance Guide. Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3.

         8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recover against the other for loss or damage arising out of or incident to the perils insured against under Paragraph 8.3 which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to he insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered b Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor.. Lessee, as a material part of the consideration to lessor, hereby assumes all risk of damage to property or injury to persons in upon or about the premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, stream, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

  9.       DAMAGE OR DESTRUCTION.

          9.1      DEFINITIONS.

                   (a) `Premises Partial Damage' shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of such building as a whole immediately prior to such damage or destruction.

                   (b) "Premises Total Destruction: shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

                   (c) `Insured Loss' shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

          9.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provisions of Paragraphs 9.4,9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect

          9.3 PARTIAL DAMAGE - UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4,9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (1) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

          9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

          9.5      DAMAGE NEAR END OF TERM.

                   (a) If at any time during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls Within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

                   (b) Notwithstanding Paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease, if Lessee duly exercises such option during said 20-day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect If Lessee fails to exercise such option during said 20-day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20-day period by giving written notice to Lessee of Lessor's election to do so Within ten (10) days after the expiration of said 20-day period, notwithstanding any term or provision in the grant of option to the contrary.

           9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES

                   (a) In the event of damage described in Paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                   (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

          9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

          9,8 WAIVER Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and that such event

10.       Real Property Taxes.

          10.1     Deleted

          10.2 ADDITIONAL IMPROVEMENTS Notwithstanding Paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefore the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request

         10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June I, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfer hereof.

         10.4     Deleted

                  10.5     PERSONAL PROPERTY TAXES.

                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes hereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises,

12.      ASSIGNMENT AND SUBLETI'ING

           12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner arid any attempted assignment, transfer, mortgage, encumbrance or subletting without consent shall void, and shall constitute a breach of this Lease.

           12.2 Lessee Affiliate. Notwithstanding the provisions of Paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion there without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises~ provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessor under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

           12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

           12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, for attorney's fees not to exceed $350.00 for each such request.

 13.      Default Remedies.

          13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

                   (a) The vacating or abandonment of the Premises by Lessee,

                   (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.
                   (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                   (d) (i) The making of Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in II U.S.C. Section 101 or any successor statute thereto [unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days]; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this Paragraph l3.l(d) is contrary to any applicable law, such provision shall be of no force or effect.

                   (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

          13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                   (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                   (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                   c. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate the allowable by law.

                   13.3 Defaults by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

                   13.4 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest in the event of a default in the obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. CONDEMNATION, If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the building on the Premises, or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Deleted.

16. Estoppel Certificate..

         (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in .writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so notified, is in fill three and effect) and the date to which the rent and other charges arc paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by my prospective purchaser or encumbrances of the Premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor'~ performance, and (iii) that not more than one (I) month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein se forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of an~ subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee, the obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective period of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affects the validity of any other provision hereof.

19. Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, the interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges arc paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements, Amendments. This Lease contains all agreement between the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification, Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a `short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

 30.      Subordination.

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 30(b).

31. Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover all costs and expenses, including reasonable attorney's fees to be paid by the losing party incurred on account of such action or proceeding. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs,. improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon. 35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sub tenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such sub tenancies.

36. Consents. Except for Paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessees part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39. Options.

          39.1 Definition. As used in this paragraph, the word "Options" has the following meaning: (I) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor: (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor: (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

          39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

          39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

          39.4     Effect of Default on Options.

                   (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to Paragraph 13.1(b) or 13,1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 13.1(a), 13.1(d), or l3.(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three (3) or more notices of default under Paragraph 13.1(b) where a late charge becomes payable under Paragraph 4.2 for each of such defaults, or Paragraph 13. 1(c), whether or not the defaults are cured during the twelve (12) month period prior to the time that Lessee intends to exercise the subject Option.

                   (b) The period of time within which art Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                   (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due ant timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified ii Paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure b completion, or (iii) Lessee commits a default described in Paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such fault to Lessee), o (iv) Lessor gives to Lessee three (3) or more notices of default under Paragraph 13.1(b), where a late charge becomes payable under Paragraph 4.2 for each such default, o Paragraph 13.1(c), whether or not the defaults are cured.

40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings, then Lessee agrees that it will abide by keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations o any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security~ measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee, Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. Hazardous Materials.

          43.1 Lessee shall not cause or permit any Hazardous Material (as defined herein) to be brought upon, kept or used in or about the Premises by Lessee, its agents, employees, contractors or invitees, except for such Hazardous Material as is necessary or useful to Lessee's business.

          43.2 Any Hazardous Material permitted on the Premises as provided in Paragraph 43.1, and all containers therefore, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Material.

          43.3 Lessee shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system, storm drain system, or any body of water, if such material (as reasonably determined by the Lessor, or any governmental authority) does or may, pollute or contaminate the same, or may adversely affect (a) the health, welfare or safety of persons, whether located on the Premises or elsewhere, or (b) the condition, use or enjoyment of the improvements or any other real or personal property.

          43.4 At each annual anniversary of the Commencement Date, Lessee shall disclose to Lessor the names and approximate amounts of all Hazardous Material which Lessee intends to store, use or dispose of on the Premises in the coming twelve (12) month period, in addition, at each annual anniversary of the Commencement Date, beginning with the first anniversary, Lessee shall disclose to Lessor the names and amounts of all Hazardous Materials which were actually used, stored or disposed of on the Premises if such materials were not previously identified to Lessor at the commencement of the previous annual anniversary of the Commencement Date.

          43.5 As used herein, the term "Hazardous Material" means (a) any `hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976. as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "oil, petroleum products, and their by-products" and (d) any substance which is or becomes regulated by any federal, state or local governmental authority.

          43.6 Lessee hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal ~f Hazardous Material kept on the Premises by the Lessee, and the Lessee shall give immediate notice to the Lessor of any violation or potential violation of the provisions of Paragraph
43.2. Lessee shall defend, indemnify and hold harmless Lessor and its Agents, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limitation, attorney and consultant fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, release, or threatened release of any such Hazardous Material which is on, from, or affecting the soil, water, vegetation, buildings, personal property, person~ animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Material; (c) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Material; and/or (d) any violation of any laws applicable thereto. The provisions of this Paragraph 43.6 shall be in addition to any other obligations and liabilities Lessee may have to Lessor at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease.

44. Performance under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of each sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

45. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

46. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

47. Addendum. Attached hereto is an addendum or addenda containing paragraphs N/A through N/A, which constitutes a part of this Lease. 48. Parking. Lessee shall have nonexclusive use of 2 parking spaces. Lessee shall have no right to use parking spaces in front of roll-up doors of Premises not leased to Lessee.

49. Rules and Regulations. The Rules and Regulations, a copy of which is attached hereto as Exhibit "A," are incorporated herein by reference and shall be a part of this Lease.

50. Signs. Lessee shall place its identification sign on its Premises within thirty (30) days of the Commencement Date, the design of which shall be subject to Lessor's prior written consent.

51. Holding Over. Paragraph 26 hereof notwithstanding, if Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof; such occupancy shall be a tenancy from month to month upon all the provisions of the Lease pertaining to the obligations of Lessee, except that the monthly rental rate shall increase by ten percent (l0%) and all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further force or effect during said month to month tenancy.

52. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Section numbers refer to Sections in this Lease.

53. No Relationship with Service Agreement.. This Lease is not a part of, related or connected to, or dependent or conditioned upon the continued existence of any service agreement which may exist between Lessee and Greystone Business Services, Inc., a California corporation. No default under this Lease by either party shall constitute a default under the terms of any such service agreement, nor shall a default under the service agreement constitute a default under this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE WVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

Executed at San Diego, California           Realty Income Corporation,
                                            A Maryland corporation dba Silverton
                                            Business Center
On August 27, 2002

Address  7940 Silverton Avenue, Ste. 102
         San Diego, CA  92126               By:      /s/ Mark Selman
                                           ------------------------------------
                                           Mark Selman
                                           Senior Vice President,
                                           Portfolio Management

Executed at San Diego, California           Viper Networks

On August 27, 2002                          By:      /s/ John Castiglione
                                           ------------------------------------
Address  7940 Silverton Avenue, Ste. 102    John Castiglione
            San Diego, CA  92126            By:      /s/ John Castiglione
                                            -----------------------------------
                                            John Castiglione, Individually

                                   EXHIBIT "A"

                              RULES AND REGULATIONS


1) SIGNS/WINDOWS. All tenant (Lessee) identification signs shall be provided at the expense of the Lessee and must conform to the size, color and material specified by Lessor. No sign, placard, picture, advertisement, name or notice shall be attached to any part of the outside of any building and, if so placed, Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice at Lessee's expense. Lessee shall not place nor allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased Premises, nor conflict with the above. Window coverings to be installed by Lessee shall be I-inch bronze metal horizontal mini-blinds and upon expiration or termination of Lease they shall become property of Lessor. Lessee is responsible for keeping windows washed inside. No awning or shade shall be affixed or installed over or in the windows or on the exterior of the Premises.

2) COMMON AREA/ROOF. The sidewalks, entrances, exits, hall passages and stairways, if any, shall not be obstructed or used by Lessee for any purpose other than ingress and egress. The hall passages, exits, entrances, stairways and roofs are not for the use of the general public, and Lessor shall, in all cases, retain the right to control and prevent such access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation or interests of the ~remises and tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course )f Lessee's business, unless such persons are engaged in illegal activities. Neither Lessee nor employees or invitees of Lessee shall go upon the roof of any building.

3) ADVERTISING. Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee except as to Lessee's address. Lessor shall have the right to prohibit the use of the name of the complex or other publicity of Lessee which, in Lessor's opinion, tends to impair the reputation of he complex or its desirability for the other Lessees. Lessee will refrain from or discontinue such publicity upon notification by Lessor.

4) LOCKS. No additional locks or bolts shall be placed upon any of the doors or windows by Lessee, nor shall any changes be made in existing locks or the mechanisms thereof Lessee must, upon termination of Lessee's tenancy, return to Lessor all keys either furnished to or otherwise procured by Lessee. In the event of the loss of any keys so furnished, Lessee shall pay to Lessor the replacement cost thereof.

5) SOLICITATIONS. Lessee shall not, except as previously approved by Lessor, disturb, solicit or canvass any occupant of the complex and shall cooperate in preventing the same.

6) USE OF PREMISES. The Premises will not be used for any type of "boiler room" operation as the word is commonly used in the telemarketing industry. The eased Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purpose or for any purpose that will damage the Premises or the reputation hereof or for any purpose other than that specified in the Lease covering the Premises. Any use other than what is set forth in Section 6 of the Lease requires the prior written approval by Lessor.

7) PARKING. The parking areas within the complex shall be used solely for the parking of passenger vehicles during normal office hours. The parking of trucks, trailers, recreational vehicles or campers is specifically prohibited. No vehicle of any type shall be stored in the parking areas at any time. In the event a vehicle is disabled, shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformance with all signs and other markings.

8) NUISANCES. Lessee shall not use, keep, or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to e occupied or used in a manner offensive or objectionable to Lessor or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises of the complex. Lessee shall keep the Leased Premises free from mice, bugs and ants attracted by food or water storage materials. Lessor is responsible for maintaining the outside area.

9) DANGEROUS ARTICLES. Lessee shall not use or keep on the Premises of the complex any kerosene, gasoline or combustible fluid or material, or any article deemed extra hazardous on account of fire or other dangerous properties, or use any method of heating or air conditioning other than that supplied by Lessor.

10) IMPROPER CONDUCT. Lessor reserves the right to exclude or expel from the complex any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of said complex.

11) WIRING. No electric wires, electrical apparatus or additional electrical outlets shall be installed except with written request to and written approval from .Lessor. Any installation of above-mentioned wiring shall be removed by Lessor at Lessee's expenses. Lessor reserves the right to enter upon the leased Premises for the purpose of installing additional electrical apparatus for the benefit of the Lessee or adjoining tenants. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. The location of telephone call boxes and other equipment affixed to the Premises shall be subject to the approval of Lessor.

12) AUCTION. No auction, public or private, will be permitted.

13) EXTERIOR. Lessee shall not place any improvements or movable objects, including antennas, outside furniture, etc., in the parking areas, landscaped areas or the areas outside of the leased Premises, or on the roof of any building.

14) SECURITY PRECAUTIONS. All entrance doors shall be closed and securely locked when the Premises are not in use. Lessee must observe strict care and attention that all water faucets and other apparatus are shut off before Lessee or Lessee's employees leave the Premises. All electricity, gas, etc., shall likewise be carefully cut off so as to prevent waste or damage.

15) RESTROOM FACILITIES. The washrooms, restrooms and appurtenances thereto shall not be used for any purpose other than those for which they were instructed. No sweepings, rubbish, rags or other foreign substances shall be thrown or placed therein. No person shall waste water by interfering or tampering with the faucets. Any damages resulting in soiled washrooms, restrooms or appurtenances shall be paid for by the Lessee who, or whose agents, guests or employees shall cause damage.

16) DAMAGE. Walls, floors and ceilings shall not be defaced in any way, and no one shall be permitted to mark, nail, screw or drill into surfaces, paint or in any ay mar the building surface. Pictures, certificates, licenses and similar items normally used in Lessee's Premises may be carefully attached to the walls or other surfaces.

17) FURNITURE, SAFES/MOVING. Furniture, freight, equipment, safes or other bulky articles shall be moved into or out of the complex only in the manner and such times as Lessor may direct. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof Lessor shall, in all cases, have the right to determine or limit the weight, size and composition of all safes and other heavy equipment. Lessor will not be responsible for loss or damage to any safe or other property of Lessee from any cause. All damage done to the building or complex by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

18) PROPERTY LOSS. Lessor shall not be responsible to Lessee for any loss of property on the Premises, however occurring, or for any damage done to the effects of Lessee by employees or any other person.

19) REQIJIREMENTS OF LESSEE. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instruction from Lessor. Lessee shall give Lessor prompt notice of any defects in the water, sewage, gas pipes, fixtures, heating apparatus or any other service equipment

20) TRUCK DOORS. No truck doors shall be open more than three (3) feet except for ingress and egress.

21) CREDIT VERIFICATION. Lessee grants Lessor the right to make credit inquiries at any time during the time of the Lease.

22) RULES AND REGULATIONS. Rules may be modified, amended or supplemented at any time by Lessor upon notice to Lessee.